Liquidity	12 Months Ended
Dec. 31, 2020
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Liquidity
2.	LIQUIDITY

The Company had cash of $7,027,964  and $546,294 as of December 31, 2020 and 2019, respectively. Net loss was $2.2 million and $1.8 million for years ended December 31, 2020 and 2019. Excluding the loan receivable, The Company had negative working capital of $3.1 million and negative $1.6 million as of December 31, 2020 and 2019, respectively. We have funded working capital and other capital requirements primarily by equity contributions from shareholders. Cash is required to pay purchase costs for inventory, salaries, selling expenses, rental expenses, income taxes, and other operating expenses.

In assessing the liquidity, management monitors and analyses our cash on hand, ability to generate sufficient revenue sources in the future, and operating and capital expenditure commitments. In addition, the major shareholders have been providing and will continue to provide their personal funds, if necessary, to support the Company on an as-needed basis. In 2020, major shareholders have contributed approximately $164,000 to the Company. In 2020, the Company also received additional related party loan of approximately $1 million from Changbin Xia, shareholder of the Company. In order to fully implement the business plan and sustain continued growth, the Company may also need to obtain additional financing support from local banks or raise capital from outside investors. The investment in the loan receivable made in December 2020 is of one-year term, In June, the Company decided to transfer the loan receivable to a third party ultimately under control by the State-owned Assets Supervision and Administration Commission.